UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 26, 2024
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition Agreement

On August 26, 2024, Criteo S.A. (the “Company”) announced that Megan Clarken, the Chief Executive Officer of the Company, will retire from the Company after completion of a search process for her successor and a transition period. To ensure a smooth transition, on August 26, 2024, Criteo Corp. and Ms. Clarken entered into a Transition Agreement (the “Agreement”), which sets forth the terms of Ms. Clarken’s phased transition.

Pursuant to the terms of the Agreement, Ms. Clarken will continue to serve in a full time capacity in her current role as Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”) until the successor Chief Executive Officer is appointed by the Board and commences services (the “Transition Date”). Ms. Clarken will step down from her current roles on the Transition Date and will remain employed as a senior advisor to the Board and the Chief Executive Officer through the later of (i) the date that is nine (9) months following the Transition Date or (ii) September 1, 2025 (the “Transition Period”). Pursuant to the terms of the Agreement, the Transition Period will commence no later than September 1, 2025. Ms. Clarken’s services for the one month period following the Transition Date (the “Phase 1 Period”) will be provided on a full-time basis (not to exceed 40 hours a week) and for the remainder of the Transition Period (the “Phase 2 Period”) on an ad-hoc basis as needed to assist the Board and Chief Executive Officer of the Company.

During the Phase 1 Period, Ms. Clarken will remain eligible to receive her then current base salary and 2024 and 2025 bonus, as applicable, in accordance with the terms of Ms. Clarken’s existing Management Agreement with Criteo Corp. If the Transition Date occurs in 2025, Ms. Clarken will be entitled to receive her target bonus for 2025, prorated for the number of days worked in any role during 2025 until the beginning of the Phase 2 Period. During the Phase 2 Period, Ms. Clarken will be paid a monthly salary equal to ten thousand dollars ($10,000). Ms. Clarken will not be eligible to receive any bonus or other short-term incentive for services performed during the Phase 2 Period. Ms. Clarken’s outstanding long-term incentive awards shall continue to vest in accordance with the terms of the Company’s equity plans and the applicable award agreements during Ms. Clarken’s continued employment with the Company through the end of the Phase 2 Period. However, she will not be eligible to receive any long-term incentive awards in 2025 or during the Transition Period. During the Transition Period, Ms. Clarken (and her spouse and eligible dependents, where applicable) will remain entitled to receive all benefits that Ms. Clarken was entitled to receive prior to the date of the Agreement.

During the term of the Agreement and until the one-year anniversary of the end of the Phase 2 Period, Ms. Clarken will be subject to restrictive covenant provisions providing for confidentiality, non-disparagement and non-competition and certain non-solicitation provisions regarding customers and employees of the group of companies including the Company, Criteo Corp. and their subsidiaries and affiliates.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure.

On August 26, 2024, the Company announced that Megan Clarken, Chief Executive Officer of the Company, will retire from the Company after completion of a search process for her successor and a transition period. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements Disclosure

This report contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs of management of the Company and assumptions and on information currently available to the Company’s management. These forward-looking statements include, but are not limited to, statements regarding future leadership transitions. Forward-looking statements represent the Company’s management’s beliefs and assumptions only as of the date of this report, and nothing in this report should be regarded as a representation by any person that these beliefs or assumptions will take place or occur. You should read the Company’s most recent Annual Report on Form 10-K filed on February 23, 2024, and subsequent Quarterly Reports on Form 10-Q, including the Risk Factors set forth therein and the exhibits thereto, as well as future filings and reports by the Company, completely and with the understanding that the Company’s actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Transition Agreement between Criteo Corp. and Megan Clarken, dated August 26, 2024
99.1	Press release issued August 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: August 26, 2024	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal and Transformation Officer